Exhibit 10.23

Form of Subscription Agreement

This subscription (this “ Subscription ”) is dated March [ ], 2015, by and between the investor identified on the signature page hereto (the “ Investor ”) and Tantech Holdings Ltd, a British Virgin Islands corporation (the “ Company ”), whereby the parties agree as follows:

1.	Subscription .

Investor agrees to buy and the Company agrees to sell and issue to Investor such number shares (the “ Shares ”) of the Company’s common shares, $0.001 par value per share (the “ Common Shares ”), as set forth on the signature page hereto, for an aggregate purchase price (the “ Purchase Price ”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “ Purchase Price ”) as set forth on the signature page hereto.  The Purchase Price is set forth on the signature page hereto.

The Shares have been registered on a Registration Statement on Form S-1, Registration No. 333-198788 (the “ Registration Statement ”).  The Registration Statement has been declared effective by the Securities and Exchange Commission (the “ Commission ”) and is effective on the date hereof.  A final prospectus supplement will be delivered to the Investor as required by law.

The completion of the purchase and sale of the Shares (the “ Closing ”) shall take place at a place and time (the “ Closing Date ”) to be specified by the Company and ViewTrade Securities Inc. (the “ Placement Agent ”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”).  Upon satisfaction or waiver of all the conditions to closing set forth in the Agreement, at the Closing, (i) the Investor shall pay the Purchase Price by wire transfer of immediately available funds to the Company’s bank account per wire instructions as provided by the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Shares to the residential or business address indicated thereon).

2.	Miscellaneous .

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company:  as set forth on the signature page hereto.

To the Investor:  as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

Tantech Holdings Ltd

By:
Name:
Title:

Address Notice:
Number of Shares:
Purchase Price per Share: $		Tantech Holdings Ltd
Aggregate Purchase Price:$		c/o Zhejiang Forest Bamboo Tec Co., Ltd.
No. 888 Tianning Street
Lisshui City, Zhejian Province
People’s Republic of China

[   ] Check Method of Payment: Check enclosed___ or

[   ] Please wire $_________________________from my account held at: _____________________________

Account Title: _______________________; Account Number: ______________________

To the following instructions: Signature Bank; 565 Fifth Avenue, 12th Floor New York, New York 10017

Routing # 026013576

Swift #: SIGNUS33

Account # 1502284955

Account Title: Tantech Holding Ltd. Signature Bank as Escrow Agent

Telephone No. (646) 822 1940

Fax No. (646) 758 8372

INVESTOR:

By:
Name:
Title:

Select method of delivery of Shares:

DWAC DELIVERY DWAC Instructions:

1. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

2. DTC Participant Number:

3. Name of Account at DTC Participant being credited with the Shares:

4. Account Number at DTC Participant being credited with the Shares:

Or PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Shares should be issued:	Address for delivery:
c/o
Street:
City/State/Zip:
Attention:
Telephone No.: